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                                                                   Exhibit 10.66



                                 March 12, 1999

Microcell Management, Inc.
14502 Greenview Drive, Suite 424
Laurel, MD  20708

Gentlemen:

       This letter is being entered into by LCC International, Inc., a Delaware corporation ("LCC"), and Microcell Management, Inc., a Delaware corporation ("Microcell"), in connection with the Third Amended and Restated Credit Agreement dated as of December 30, 1998 (the "Amended Credit Agreement"), among LCC, Microcell, LCC Europe AS, LCC Design Services, L.L.C., LCC Development Company, L.L.C., Koll Telecommunications Services, L.L.C., the lenders party thereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

       The purpose of this letter is to confirm LCC's agreement that, in consideration of Microcell executing and delivering the Amended Credit Agreement as a "Subsidiary Guarantor" (as defined therein), any amounts paid by Microcell under the Amended Credit Agreement, whether to the Lenders, to the Administrative Agent or otherwise, will be deemed to constitute payments to LCC under the Revolving Credit Facility and Security Agreement dated December 31, 1996 between LCC and Microcell and the Revolving Credit Note dated December 31, 1996 of Microcell in favor of LCC issued thereunder (collectively, the "Microcell Facility"), and will offset, on a dollar for dollar basis, amounts then owed by Microcell to LCC under the Microcell Facility.


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March __, 1999
Page 2

       If you are in agreement with the foregoing, please sign and return one copy of this letter.

                                              Very truly yours,

                                              LCC International, Inc.

                                              By  /S/ STUART B. LAWSON
                                                  --------------------
                                              Title: Vice President, Controller

ACCEPTED AND AGREED:

Microcell Management, Inc.

By:  /S/ PETER A. DELISO
     -------------------
Title:  Vice President, General Counsel

ACKNOWLEDGE AND APPROVED:

The Chase Manhattan Bank, as Administrative
Agent on behalf of the Lenders

By:  /S/ ALAN J. ARIA
     ----------------
Title:  Vice President